FIRST NIAGARA FINANCIAL GROUP, INC.
                              AMENDED AND RESTATED
                   2002 LONG-TERM INCENTIVE STOCK BENEFIT PLAN

      1. PURPOSE. The purpose of the First Niagara Financial Group, Inc. 2002 Long-term Incentive Stock Benefit Plan (the "Plan") is to advance the interest of First Niagara Financial Group, Inc. (the "Company") and to increase shareholder value by providing outside directors and key employees of the Company and its affiliates, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with additional incentive in the form of a proprietary interest in the growth and performance of the Company and to encourage their continued service with the Company and its affiliates. A purpose of the Plan is also to attract and retain people of experience and ability to the Company and its affiliates.

      2. TERM. The Plan initially became effective as of March 7, 2002 (the "Initial Effective Date") and was to remain in effect for ten years thereafter, unless sooner terminated by the Company's Board of Directors (the "Board"). The Plan, as amended and restated, is being submitted to shareholders, and is expected to be approved on May 3, 2005 (the "Restatement Effective Date"), in order to (i) reserve additional shares of common stock under the Plan, (ii) extend the term of the Plan for ten (10) years from the date of the Restatement Effective Date, and (iii) bring the Plan into compliance with the requirements of (A) Section 409A of the Internal Revenue Code and (B) final regulations issued Sections 421, 422 and 424 of the Internal Revenue Code. After termination of the Plan, no future awards may be granted but previously made awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

      3. PLAN ADMINISTRATION. A committee (the "Committee") appointed by the Board shall be responsible for administering the Plan. The Committee shall be comprised of either (i) at least two "Non-Employee Directors" of the Company, or
(ii) the entire Board of the Company. A "Non-Employee Director" means, for purposes of the Plan, a director who (a) is not employed by the Company or an affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a director) greater than $60,000;
(c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K. Actions and decisions of the Committee shall be approved by a majority of the members of the Committee. The Committee shall have full and exclusive power to interpret, construe and implement the Plan and any rules, regulations, guidelines or agreements adopted hereunder and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. These powers shall include, but not be limited to, (i) determination of the type or types of awards to be granted under the Plan; (ii) determination of the terms and conditions of any awards under the Plan; (iii) determination of whether, to what extent and under what circumstances awards may be settled, paid or exercised in cash, shares, other securities, or other awards, or other property, or accelerated, canceled, extended, forfeited or suspended; (iv) adoption of modifications, amendments, procedures, subplans and the like as are necessary;
(v) subject to the rights of participants, modification, change, amendment or cancellation of any award to correct an administrative error; and (vi) taking any other action the Committee deems necessary or desirable for the administration of the Plan. All determinations, interpretations, and other decisions under or with respect to the Plan or any award by the Committee shall be final, conclusive and binding upon the Company, any participant, any holder or beneficiary of any award under the Plan and any employee of the Company.

      4. ELIGIBILITY. Any employee of the Company or an Affiliate shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Stock Awards, Stock Appreciation Rights, and Accelerated Ownership Option Rights under the Plan, provided, however, that no Stock Appreciation Rights shall be granted under the Plan after October 3, 2004 unless such Stock Appreciation Rights are settled solely in shares of common stock of the Company ("Common Stock"). Outside directors shall be eligible to receive Non-Statutory Stock Options, Accelerated Ownership Option Rights and Stock Awards under the Plan. An "outside director" means a director of the Company or an Affiliate who is not an employee of the Company or an Affiliate. For these purposes, "Affiliate" includes any entity that is directly or indirectly controlled by the Company or under common control with the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

      5. SHARES OF STOCK SUBJECT TO THE PLAN. As initially adopted, the Plan authorized 2,158,423 shares of Common Stock (adjusted in accordance with the exchange ratio in the Company's second-step conversion) for issuance (subject to adjustment as provided in Section 6) pursuant to the exercise of stock options, granted under Sections 7(a) and (c) of the Plan, or Stock Awards, under Section 7(d) of the Plan. With respect to the shares originally reserved for issuance under the Plan (as adjusted), the maximum number of shares that may be subject to all awards granted to any one employee of the Company is 776,043 (as adjusted). Of the shares initially reserved under the Plan, 1,848,805 shares are subject to awards that have been granted under the Plan as of March 9, 2005. Of this amount 114,664 shares have been cancelled and returned to the Plan. Accordingly, 424,282 shares remain available for the grant of awards under the Plan.

      In connection with the amendment and restatement of the Plan, an additional 5,862,031 shares of Common Stock are reserved for issuance under the Plan. Of the additional shares of Common Stock reserved for issuance under the Plan, no more than 1,600,000 shares may be awarded to any one employee of the Company or an Affiliate, and no more than 5,862,031 shares may be awarded as Incentive Stock Options, provided, however, that no Incentive Stock Options shall be awarded hereunder after the tenth (10th) anniversary of the Initial Effective Date of the Plan. If any shares underlying awards granted prior to the Restatement Effective Date again become available for issuance under this Plan, they may be awarded as Incentive Stock Options.

      Any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall not be counted against the shares available for issuance under the Plan. In addition, any shares that are used for the full or partial payment of the exercise price of any Stock Option in connection with an Accelerated Ownership Option Right will not be counted as issued under the Plan and will be available for future grants under the Plan.

      Any shares issued under the Plan may consist in whole or in part, of authorized and unissued shares or of treasury shares, and no fractional shares shall be issued under the Plan. Cash may be paid in lieu of any fractional shares in settlements of awards under the Plan.

      6. ADJUSTMENTS AND REORGANIZATIONS.

      (a) Changes in Stock. If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number of kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options or Stock Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Stock Options shall not change the aggregate Stock Option purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the Stock Option purchase price per share.

      (b) Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs. Subject to Section 23 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Stock Option or Stock Awards theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to such Stock Option or Stock Awards would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Stock Option purchase price per share so that the aggregate Stock Option purchase price thereafter shall be the same as the aggregate Stock Option purchase price of the shares remaining subject to the Stock Option immediately prior to such reorganization, merger, or consolidation.


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

Adjustments under this Section 6 related to shares of Common Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The granting of awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

      7. AWARDS. The Committee shall determine the type or types of award(s) to be made to each participant under the Plan and shall approve the terms and conditions governing these awards in accordance with Section 12. Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company, including the plan of any acquired entity.

      (a) Stock Option - is a grant of a right to purchase a specified number of shares of Common Stock during a specified period. The purchase price of each Stock Option shall be the Fair Market Value of a share on the date such award was granted. However, if a key employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates (or under Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code") is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such key employee, or by or for any corporation, partnership, estate or trust of which such key employee is a shareholder, partner or beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. A Stock Option may be exercised in whole or in installments, which may be cumulative. A Stock Option may be in the form of an Incentive Stock Option, which complies with Section 422 of the Code, as amended, and the regulations thereunder at the time of grant, or a Non-Statutory Stock Option. A Non-Statutory Stock Option means a Stock Option granted by the Committee to (i) an outside director or (ii) to any other participant, and such Stock Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder. The price at which shares of Common Stock may be purchased under a Stock Option shall be paid in full at the time of the exercise, in either cash or such other methods as provided by the Committee at the time of grant or as provided in the form of agreement approved in accordance herewith, including tendering (either actually or by attestation) Common Stock at Fair Market Value on the date of surrender (provided that the shares surrendered have been held for at least six months at the time of surrender), or any combination thereof. As set forth in Section 5 above, no Incentive Stock Options shall be awarded hereunder after the tenth (10th) anniversary of the Initial Effective Date of the Plan.

      (b) Stock Appreciation Right - is a right to receive a payment, in cash and/or Common Stock, as determined by the Committee, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Fair Market Value on the date of grant of the SAR as set forth in the applicable award agreement, except that, in the case of an SAR granted retroactively, in tandem with or as a substitution for another award, the exercise or designated price may be no lower than the Fair Market Value of a share on the date such other award was granted. Notwithstanding anything herein to the contrary, no SAR shall be granted after October 3, 2004, unless (i) such SAR is granted with an exercise price at least equal to the Fair Market Value of a share of Common Stock on the date of grant, (ii) the Common Stock of the Company is publicly traded, (iii) the SAR is settled solely in the publicly traded stock of the Company and (iv) there is no opportunity to further defer the income received on the exercise of the SAR.

      (c)   Accelerated Ownership Option Rights, as defined in Section 12.

      (d) Stock Award - is an award made in Common Stock or denominated in units of Common Stock. All or part of any stock award may be subject to conditions established by the Committee, and set forth in the award agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, and other measurements of individual, business unit or Company performance.

      8. DEFERRALS AND SETTLEMENTS. Payment of awards may be in the form of cash, stock, other awards, or in combinations thereof as the Committee shall determine at the time of grant, and with such restrictions as it may impose. The Committee may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of dividend equivalents on deferred settlements denominated in shares. Notwithstanding anything herein to the contrary, effective October 3, 2004, the second and third sentence of this Section 8 shall no longer apply.

      9. FAIR MARKET VALUE. Fair Market Value for all purposes under the Plan shall mean the reported closing price of Common Stock as reported by the Nasdaq stock market on such date, or if the Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded thereon. Under no circumstances shall Fair Market Value be less than the par value of the Common Stock.

      10. TRANSFERABILITY AND EXERCISABILITY. All awards other than Non-Statutory Stock Options under the Plan will be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the participant other than by will or the laws of descent and distribution, except pursuant to a domestic relations order entered by a court of competent jurisdiction or as otherwise determined by the Committee. In the event that a participant terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, the Committee may authorize a third party, including but not limited to a "blind" trust, to act on behalf of and for the benefit of the representative participant with respect to any outstanding awards.

      If so permitted by the Committee, a participant may designate a beneficiary or beneficiaries to exercise the rights of the participant and receive any distributions under the Plan upon the death of the Participant. However, in the case of participants covered by Section 16 of the 1934 Act, any contrary requirements of Rule 16b-3 under the 1934 Act, or any successor rule, shall prevail over the provisions of this Section.

      Awards granted pursuant to the Plan may be exercisable pursuant to a vesting schedule as determined by the Committee. The Committee may, in its sole discretion, accelerate or extend the time at which any Stock Option may be exercised, or any Stock Award may vest, in whole or in part, provided, however, that with respect to an Incentive Stock Option, it must be consistent with the terms of Section 422 of the Code in order to continue to qualify as an Incentive Stock Option. Notwithstanding the above, in the event of Retirement (as herein defined), death or Disability, all awards shall immediately vest. "Retirement" means for a key employee, retirement at the normal or early retirement date set forth in the First Niagara Financial Group Employee Stock Ownership Plan, or any successor plan, or in accordance with any written agreement entered into with the Participant. Retirement for an outside director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of continuous service or after attaining age 70. "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of paid employee's lifetime. Notwithstanding anything herein to the contrary, with respect to Incentive Stock Options granted on or after the Restatement Effective Date, Disability shall mean the inability of the Key Employee to engage in any substantial gainful activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months. A Key Employee shall not be considered to be permanently disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, in accordance with Section 22(e)(3) of the Internal Revenue Code and regulations issued thereunder.


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

      11. AWARD AGREEMENTS. Awards under the Plan shall be evidenced by an agreement as shall be approved by the Committee that sets forth the terms, conditions and limitations to an award and the provisions applicable in the event the participant's employment terminates, provided however, in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant. However, if any key employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such key employee, or by or for any corporation, partnership, estate or trust of which such key employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the date of grant.

      In addition, to the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its affiliates) shall not exceed $100,000. In the event the amount exercisable shall exceed $100,000, the first $100,000 of Incentive Stock Options (determined as of the date of grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options.

      Notwithstanding any other provision of the Plan or award agreement to the contrary, if any provision of the Plan permits a Participant, at his or her election, to receive a cash settlement of Options or other awards under the Plan, or requires the Company to pay a cash settlement of Options or awards under the Plan, the Participant shall be entitled to receive the cash settlement, and the Company shall be obligated to pay the cash settlement, only if the Committee determines, in its sole discretion, to make such payment.

      12. ACCELERATED OWNERSHIP STOCK OPTION RIGHTS. The Committee may grant the right to receive an Accelerated Ownership Option simultaneously with, or subsequent to, the grant of any stock option, with respect to all or some of the shares covered by such stock option, provided, however, that with respect to an Incentive Stock Option, such grant must be consistent with the terms of Section 422 of the Code in order to continue to qualify as an Incentive Stock Option. In the event an Accelerated Ownership Option Right has been granted, upon the exercise of the related Stock Option, the participant will be granted an Accelerated Ownership Stock Option (which may be an Incentive or Non-Incentive Stock Option) to purchase a number of shares of Common Stock equal to the sum of the number of whole shares of Common Stock used by the participant in payment of the purchase price of the Stock Option. The exercise price of the Accelerated Ownership Option shall be the Fair Market Value of the Common Stock on the date of grant of the Accelerated Ownership Option. The term during which the Accelerated Ownership Option may be exercised (and the other terms and conditions) shall be determined by the Committee, but in no event shall an Accelerated Ownership Option be exercisable in whole or in part before the expiration of six months from the date of the grant of the Accelerated Ownership Option. Notwithstanding anything herein to the contrary, Accelerated Ownership Stock Option Rights shall not be granted on or after May 3, 2005.

      13. PLAN AMENDMENT. The Board or the Committee may modify or amend the Plan as it deems necessary or appropriate or modify or amend an award received by key employees and/or outside directors. No such amendment shall adversely affect any outstanding awards under the Plan without the consent of the holders thereof.

      14. TAX WITHHOLDING. The Company may deduct from any settlement of an award made under the Plan, including the delivery or vesting of shares, an amount sufficient to cover the minimum withholding required by law for any federal, state or local taxes or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit shares to be used to satisfy required tax withholding and such shares shall be valued at the Fair Market Value as of the settlement date of the applicable award.


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

      15. OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Unless otherwise determined by the Committee, settlements of awards received by participants under the Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, severance program or severance pay law of any country.

      16. UNFUNDED PLAN. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any participant or other person. To the extent any person holds any rights by virtue of a grant awarded under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

      17. FUTURE RIGHTS. No person shall have any claim or rights to be granted an award under the Plan, and no participant shall have any rights by reason of the grant of any award under the Plan to continued employment by the Company or any subsidiary of the Company.

      18. GENERAL RESTRICTION. Each award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the grant or settlement thereof, such award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

      19. GOVERNING LAW. The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

      20. SUCCESSORS AND ASSIGNS. The Plan shall be binding on all successors and permitted assigns of a participant, including, without limitation, the guardian or estate of such participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the participant's creditors. The term "Company" includes any company that succeeds to the rights and obligations of the Company.

      21. RIGHTS AS A SHAREHOLDER. A participant shall have no rights as a shareholder with respect to awards under the Plan until he or she becomes the holder of record of shares granted under the Plan.

      22. CHANGE IN CONTROL. Notwithstanding anything to the contrary in the Plan, the following shall apply to all outstanding awards granted under the
Plan:

            1. (a) "Change in Control" means:

            (i) Any acquisition or series of acquisitions by any Person (as the term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")) other than the Company, any of its Affiliates, any employee benefit plan of the Company or any of its Affiliates, or any Person holding common shares of the Company for or pursuant to the terms of such an employee benefit plan, that

                  (A) results in that Person becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 25% or more of either the then outstanding shares of the Common Stock of the Company ("Outstanding Company Common Stock") or the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of Directors of the Company ("Outstanding Company Voting Securities"), except that any such acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities will not constitute a Change in Control while that Person does not exercise the voting power of its Outstanding Company Common Stock or otherwise exercise control with respect to any matter concerning or affecting the Company, or Outstanding Company Voting Securities, and promptly sells, transfers, assigns or otherwise disposes of that number of shares of Outstanding Company Common Stock necessary to reduce its beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the Outstanding Company Common Stock to below 25%,

                  (B) results in a change in control of the Company within the meaning of the Home Owners' Loan Act and the Rules and Regulations of the Office of Thrift Supervision (or its predecessor agency) under that Act, or

                  (C) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, pursuant to Section 13 or 15(d) of the Exchange Act;

            (ii) At the time when, during any period not longer than 24 consecutive months, individuals who at the beginning of that period constitute the Board cease to constitute at least a majority of the Board, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least two-thirds of the Board members then still in office who were Board members at the beginning of that period (including, for these purposes, new members whose election or nomination was so approved);

            (iii) Approval by the stockholders of the Company of:

                  (A) a dissolution or liquidation of the Company,

                  (B) a sale of all or substantially all of the assets or
            earning power of the Company, taken as a whole (with the stock or other ownership interests of the Company in any of its Affiliates constituting assets of the Company for this purpose) to a Person that is not an Affiliate of the Company (for purposes of this paragraph, "sale" means any change of ownership), or

                  (C) an agreement to merge or consolidate or otherwise
            reorganize, with or into one or more Persons that are not Affiliates of the Company, as a result of which less than 75% of the outstanding voting securities of the surviving or resulting entity immediately after any such merger, consolidation or reorganization are, or will be, owned, directly or indirectly, by stockholders of the Company immediately before such merger, consolidation or reorganization (assuming for purposes of that determination that there is no change in the record ownership of the Company's securities from the record date for that approval until that merger, consolidation or reorganization and that those record owners hold no securities of the other parties to that merger, consolidation or reorganization), but including in that determination any securities of the other parties to that merger, consolidation or reorganization held by Affiliates; or

            (iv) A tender offer is made for 25% or more of the Outstanding Company Voting Securities and the shareholders owning beneficially or of record 25% or more of the Outstanding Company Voting Securities have tendered or offered to sell their shares pursuant to that tender offer, at the time those shares have been accepted by the tender offer.

            (v) However, a Change in Control will not be deemed to have occurred under any of the preceding subparagraphs if the action (agreement, acquisition or other) also is approved by a majority of the Board, the Company or an Affiliate is the resulting entity, and at least 51% of the ownership of voting control of the Company, under any of the preceding subparagraphs, remains unchanged from that ownership immediately prior to such action.

      23. COMPLIANCE WITH SECTION 16. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provisions of the Plan or actions of the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee administrators.


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

      24. TERMINATION OF EMPLOYMENT OR SERVICE. Upon the termination of an employee's service for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause, the employee's Stock Options shall be exercisable, and all Stock Awards shall vest, but only as to those shares that were immediately purchasable by, or vested in, such employee at the date of termination, and options may be exercised only for a period of three months following termination. In the event of termination of employment for Cause (as defined herein) all rights and awards granted to an employee under the Plan not exercised or vested shall expire upon termination of employee.

      "Termination for Cause" means the termination upon personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

      No option shall be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of his Retirement or termination of employment following a Change in Control; and provided further, that no option shall be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than one year following termination of employment due to death or Disability and provided further, in order to obtain Incentive Stock Option treatment for options exercised by heirs or devisees of an optionee, the optionee's death must have occurred while employed or within three (3) months of termination of employment. Upon the termination of an employee's service for reason of Disability, Change in Control or death, the employee's Stock Options shall be exercisable as to all shares whether or not then exercisable, and the employee's Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested in, such employee at the date of termination, and options may be exercised for a period of one year following termination. Upon the termination of an employee's service for reason of Retirement, the employee's Stock Options shall be exercisable as to all shares whether or not then exercisable, and the employee's Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested in, such employee at the date of termination, and options may be exercised for a period of five years following such termination. In no event shall the exercise period extend beyond the expiration of the Stock Option term.

      Upon the termination of a director's service for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause, the director's Stock Options shall be exercisable, but only as to those shares that were immediately purchasable by, or vested in, such director at the date of termination, and options may be exercised for a period of one year following termination of service, and all of the director's unvested Stock Awards shall be forfeited. In the event of termination of service for cause (as defined above) all rights granted to the director under the Plan not exercised by or vested in such director shall expire upon termination of service. Upon the termination of a director's service for reason of Disability, Change in Control or death, the director's Stock Options shall be exercisable as to all shares whether or not then exercisable, and the director's Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested in, such director at the date of termination, and options may be exercised for a period of one year following such termination. Upon the termination of a director's service for reason of Retirement, the director's Stock Options shall be exercisable as to all shares whether or not then exercisable, and the director's Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested in, such director at the date of termination, and options may be exercised for a period of five years following such termination. In no event shall the exercise period extend beyond the expiration of the Stock Option term.


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